UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 30, 2006


                           Family Dollar Stores, Inc.
               (Exact name of registrant as specified in charter)


         Delaware                        1-6807                  56-0942963

(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)


P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina                                       28201-1017

(Address of Principal Executive Offices)                        (Zip Code)


       Registrant's telephone number, including area code: (704) 847-6961


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

         On November 30, 2006, Family Dollar Stores, Inc. issued a news release which reported sales for the four and thirteen week periods ended November 25, 2006.

         A copy of the news release is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

         On November 24, 2006, Family Dollar Stores, Inc. (the "Company") notified the New York Stock Exchange ("NYSE") that the Company failed to file its Annual Report on Form 10-K for the fiscal year ended August 26, 2006 (the "Form 10-K"), by the extended due date of November 24, 2006. As a result, the Company is subject to the procedures specified in Section 802.01E of the NYSE's Listed Company Manual. Among other things, the NYSE will monitor the Company and the filing status of the Form 10-K. If the Company has not filed its Form 10-K within six months of its filing due date, the NYSE will determine whether the Company should be given up to an additional six months to file its Form 10-K or may instead commence suspension and delisting procedures. The Company received a letter from the NYSE regarding these procedures on November 28, 2006.


Item 9.01.   Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.                               Document Description
-----------          -----------------------------------------------------------

   99                News Release dated November 30, 2006




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FAMILY DOLLAR STORES, INC.
                                     --------------------------------
                                               (Registrant)



Date:   November 30, 2006     By: /s/ Janet G.  Kelley
                                  ----------------------------------------------
                                  Janet G. Kelley
                                   Senior Vice President-General Counsel and
                                   Secretary

Exhibit Index
-------------

Exhibit No.                               Document Description
-----------          -----------------------------------------------------------

   99                News Release dated November 30, 2006